Government Select Series

Supplement to Prospectus and

Statement of Additional Information

Dated October 28, 2020

Change in Custodian for Government Select Series (“Portfolio”)

Effective November 18, 2020, State Street Bank and Trust Company (“State Street Bank”), 1 Iron Street, Boston, MA 02210, serves as custodian for the Portfolio and holds securities and other assets owned by the Portfolio. All references in the Prospectus and Statement of Additional Information to Custodian are deemed to refer to State Street Bank.

The date of this Supplement is November 20, 2020.

Please retain this Supplement for future reference.